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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 26, 1999

                          GIGA INFORMATION GROUP, INC.
                          ----------------------------
              EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER




   Delaware                  File No. 0-21529            06-1422860
   --------                  ----------------            ----------
(State or other              (Commission                 (I.R.S Employer
jurisdiction or                 File                     Identification
organization)                  Number)                   Number)



     139 Main Street
     Cambridge, MA                      02138
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(Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code:  (617) 949-4900
                                                     --------------




                              One Longwater Circle
                                Norwell, MA 02061

          (former name or former address, if changed since last report)


47954.0001

Item 5.  Other Events

          1. Filed herewith is a copy of the Giga Information Group, Inc. (the "Company") Press Release, dated October 27, 1999, announcing its results of operations for the quarter ended September 30, 1999 and the nine months ended September 30, 1999. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for an entire fiscal year or any other interim period.

          2. On October 26, 1999 the Company's Board of Directors accepted Gideon Gartner's resignation from his position as Chairman of the Board. Last January, Mr. Gartner and the Company announced that he was scaling back his role with the Company to spend more time pursuing other interests, and his decision to resign his position as Chairman is a logical next step. Mr. Gartner is continuing as a director of the Company.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

               (a)  Financial Statements of business acquired:

                    Not applicable.

               (b)  Pro Forma financial information:

                    Not applicable.

               (c)  Exhibit:

                   (99) Press Release, dated October 27, 1999



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GIGA INFORMATION GROUP, INC.



                                        By:  /s/ Daniel M. Clarke
                                           ------------------------------------
                                                 Daniel M. Clarke
                                                 Senior Vice President and
                                                 Chief Financial Officer

Date:  October 29, 1999







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


                          GIGA INFORMATION GROUP, INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
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Exhibit No.          Description
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(99)                 Press Release, dated September 30, 1999











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